Exhibit 99.1
Forward Looking Statements In this presentation and in related comments by our management, our use of the words "expect," "anticipate," "estimate," "goal," "target," "believe," "improve," "intend," "potential," "continue," "designed," "opportunity," "risk," "may," "would," "could," "should," "project," "projected," "positioned" or similar expressions is intended to identify forward-looking statements that represent our current judgment about possible future events. We believe these judgments are reasonable, but these statements are not guarantees of any events or financial results, and our actual results may differ materially due to a variety of important factors. The most recent reports on SEC Forms 10-K, 10-Q and 8-K filed by us or GMAC provide information about these and other factors, which may be revised or supplemented in future reports to the SEC on those forms. Industry and market data contained in this presentation is based on internal GM market and industry analysis. Although management believes this data is reliable as of its respective dates, this data has not been independently verified and we cannot assure you as to accuracy or completeness of this data. Unless specifically required by law, we assume no obligation to update or revise these forward-looking statements to reflect new events or circumstances.

CAGD2008_Title_Blank.jpg Mark LaNeve GMNA Vice President, Vehicle Sales, Service, & Marketing General Motors Corporation

Agenda Industry Outlook Market and GM Performance GM Go-To-Market Strategy Distribution Channels

Industry Challenges Market shift away from our traditional strength in trucks Credit market has deteriorated buyer base of non-prime buyers High fuel prices straining our owner base Consumer confidence remains unstable Perception gap to competition remains in quality and fuel economy High cost of supporting leasing

Current U.S. Industry Outlook Total industry expected to be in mid 14M unit range, down from 16.5M last year CYTD total industry SAAR of 14.6M through August Current calendar year outlook suggests balance of year SAAR of 13.5M Do not expect massive incentives or big push into fleet sales Mix shift is a concern but appears to have stabilized; GM has performed well in several growing segments

U.S. Light Vehicle Industry SAAR MRL_CSBF_06_SAAR Source: GM Global Market and Industry Analysis (GMIA)

U.S. Industry Light Vehicle Mix Source: GM Global Market and Industry Analysis (GMIA)/JD Power Information Network; Data through August 2008 MRL_CSBF_07_USvehicleMix

Shorter ownership lifecycle Enhanced marketing due to known trade date Higher loyalty rate Payment advertising to drive showroom traffic Buy-up opportunity due to lower monthly payments Higher incentive cost/unit External risks to residual values Seasonal residual risk if not managed properly More difficult to fund in financial markets Off-lease vehicles can compete with new vehicles Pros and Cons of the Leasing Business Pros Cons

What's Going Right for GM Recently launched products very well received Despite industry downturn in large pickups and lower incentive spending, GM has gained share Strong progress in dealer network channel alignment and consolidation Dealer network is best at taking care of customers Several much-anticipated launches upcoming over the next few quarters

Launch Successes in Key Segments Compact Cars August YTD Retail Volume - 2008 vs. 2007 Mid & Mid Lux Cars Crossovers Vibe +35% Malibu +130% Aura +6% CTS +39% Enclave +203% Acadia +14% HHR +7% VUE +9%

Launch Successes in Key Segments Compact Cars August Retail Volume - 2008 vs. 2007 Mid & Mid Lux Cars Crossovers Vibe +114% Malibu +212% CTS +87% Enclave +87% Acadia +29% Outlook +4% VUE +32%

Impact of EDE on Retail Sales Note: Comparisons made to previous 90-day periods MRL_CSBF_12_EmployDiscount

2004 MY 2006 MY 2008 MY Q1-Q2 Rebate/ Exterior Exterior Incentives Styling Styling Value for Value for Value for the Money the Money the Money Price/ Fuel Fuel Monthly Payments Economy Economy Exterior Price/ Dealership Sales Styling Monthly Payments Experience Fuel Rebate/ Dependable/ Economy Incentive Reliable GM Top Reasons For Purchase #1 #2 #3 #4 #5 Source: GM Global Market and Industry Analysis (GMIA)/TCE Buyer Behavior

U.S. Average Transaction Prices % Change 2008 CYTD 2004 CY 2008 CYTD vs. 2004 CY Source: GM Global Market and Industry Analysis (GMIA), Power Information Network (PIN) GM Car $20,980 $21,852 4.0% GM Truck $28,975 $30,348 4.5% GM Crossover $24,142 $24,736 2.4% Industry Car $22,849 $23,236 1.7% Industry Truck $27,225 $27,956 2.6% Industry Crossover $26,498 $26,257 (0.9)%

GM Dealer Inventories Are Lean Source: GM Global Market and Industry Analysis (GMIA) MRL_CSBF_14_DealerInventory

Go-To-Market Strategy

2008 and Future Business Plan Imperatives Re-establish Chevrolet as a Leader in Mainstream Volume Cars and Crossovers Re-ignite Cadillac's Renaissance to Achieve Leadership in the Luxury Segment Maintain Truck Leadership in Volume and Image Develop a Robust BPG Portfolio that Adds Incremental Sales and Leads to a Healthy Channel Develop a Profitable Market Position for Saturn in Line with Growth Expectations Leverage Saab as Incremental Luxury Opportunity Conduct Strategic Review of HUMMER MRL_CSBF_16_FutureBusiness

Re-establish Chevrolet as a Leader In Mainstream Volume Cars and Crossovers New Malibu must establish Chevrolet credibility in critical mid-car market Utilize Malibu as the foundation for rebuilding brand health with future entries Leverage Camaro to bring excitement and design leadership back to the brand Develop Chevy entries to meet new car buyers' (Aveo) and Gen-Y needs (Cruze) Achieve best-in-segment fuel economy Grow incremental volume

Traverse Marketing Approach Traverse will be superior in all the important practical aspects: utility, safety, and fuel economy Traverse has a great opportunity to reach a very desirable target: Successful, educated women who have a lot going on in their lives - career, family, community, socially. They have high functional needs, but want to meet those needs in style. Traverse has the best fuel economy (24 mpg) of any 8-passenger crossover, as well as best-in-class cargo room Messaging for Traverse, like all Chevy models, will emphasize fuel economy and value Chevy Traverse: It's everything you've ever wished for... and then some

Re-ignite Cadillac's Renaissance to Achieve Leadership In the Luxury Segment Design and engineer products to meet global expectations of luxury buyers Provide a full product line-up and features to fit global luxury segments Align execution of luxury image in all aspects of the retail channel Leverage CTS launch as momentum-builder to strengthen brand health: CTS SportWagon, Coupe, SRX in 2009

Address Needs of Growing Customer Segments (Fuel Economy, Volt, etc) GM is investing in multiple pathways to meet customers' fuel economy and environmental needs: MPG, E85 Ethanol, Hybrids, Electric, Fuel Cell GM has 18 models with 30 MPG or better EPA highway - more than any other automaker Fuel efficiency leader in subcompact and midsize segments GM currently offers eight hybrid models, and 18 flex-fuel models that operate on E85 ethanol We will continue to be the technology leader by offering safety, security and connectivity options, such as: OnStar Stolen Vehicle Slowdown Destination Download eNav Bluetooth and USB-compatible radios

Distribution Channels

Customer Satisfaction For All Eight Brands Above Industry Average MRL_CSBF_24a_DealersBest

GM Go-To-Market Plan MRL_CSBF_26_MarketPlan_WEB

Evolution of Buick, Pontiac, GMC to a BPG Channel 2005 2008 7 3 8 6 9 7 24 16 The combined BPG channel includes 16 models that cover 80% of the market segment resulting in an improved profit opportunity for GM and our dealers at lower investment MRL_CSBF_27_Evolution (Number of Product Entries)

U.S. Action Plans for Balance of 2008 Continue to improve car and crossover market share and profitability Shift marketing spend to growing segments, driven by fuel efficiency (Cobalt, HHR, Malibu, VUE, G6, etc.) Defend trucks through loyalty programs, targeted conquest, and trade assistance Utilize 100 Year Anniversary, Employee Discount Sale as big merchandising event to smooth transition away from lease in Q3 Implement focused incentive plans to address customer concerns and ongoing leasing issues in Q4 Last 90 days at sub-13M market likely represents the low point of the market downturn Plan business at 14M, maintain ability to leverage inevitable market recovery

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